Exhibit 10.32

SUBSCRIPTION AGREEMENT

Adgero Biopharmaceuticals Holdings, Inc.
3 Davenport Drive
Princeton Junction, NJ 08550

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Adgero Biopharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $5.00 per Unit. Each Unit consists of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) a warrant (each, a “Warrant” and collectively, the “Warrants”), to purchase one share of Common Stock at an exercise price of $5.00 per share, substantially in the form attached hereto as Exhibit A.
2. The Offering. This subscription agreement is submitted to you in accordance with and subject to the terms and conditions described in this agreement, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (collectively, the “Subscription Agreement”), relating to the offering (the “Offering”) by the Company to you of up to 400,000 Units ($2,000,000) (the “Offering Amount”).
3. Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Company, in accordance with the Subscription Instructions attached hereto, (i) one (1) completed and executed signature page to this Subscription Agreement (page 16), (ii) a completed Accredited Investor Certification (pages 17-18), (iii) a completed Investor Profile (page 19) and (iv) an appropriate Internal Revenue Service Form for U.S. Persons or Non-U.S. Persons; and (b) on a date agreed to by purchaser and the Company make a wire transfer payment to, “Adgero Biopharmaceuticals Holdings, Inc.” in the full amount of the purchase price of the Units being subscribed for in the Offering. Wire transfer instructions are set forth on page 14 hereof under the heading “To subscribe for Units in the private offering of Adgero Biopharmaceuticals Holdings, Inc.”
4. Acceptance of Subscription. By its execution of this Subscription Agreement, the Company hereby accepts this subscription for Units by the Purchaser subject to and in accordance with the terms and conditions of this Subscription Agreement.
5. Representations and Warranties.
The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:
(a) None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to this Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein. In addition, the Purchaser and its Advisors, if any, have reviewed this Subscription Agreement, including the exhibit hereto consisting of Exhibit A – Form of Investor Warrant.
(c) Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of this Subscription Agreement. This Subscription Agreement has not been reviewed by any federal, state or other regulatory authority;
(d) All documents, records, and books pertaining to the investment in the Units have been made available for inspection by the Purchaser and its Advisers, if any;
(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement.
(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;
(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Aegis Capital Corp. (“Aegis”), an entity acting as an introducing party in connection with this Offering, such fees being limited to (i) a cash fee equal to 10% of the gross proceeds of this Offering, (ii) issuance to Aegis (or its designees) of warrants exercisable for that number of shares of Common Stock equaling 10% of the number of shares of Common Stock (x) included in the Units at an exercise price of $5.00 per share and (y) issuable upon exercise of the Warrants at an exercise price of $5.00 per share, and (iii) a non-accountable expense allowance of 3% of the gross proceeds of this Offering, or as otherwise described herein);

(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;
(j) The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;
(k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.
(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Units. There can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.
(m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;
(n) The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, no revenues from operations to date, limited assets and is engaged in a highly competitive business;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;
(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and, subject to the completion of the Required PRC Regulatory Procedures, will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;
(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;
(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;
(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;
(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included herein were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;
(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained herein;
(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;
(x) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;
(y) In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

(z) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;
(aa) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(cc) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and
(dd) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.
The Company hereby represents and warrants as follows:
(a)            The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary. Copies of the Company’s certificate of incorporation and bylaws, as currently in effect, have been made available the Purchaser and are accurate and complete as of the date of this Subscription Agreement. The Company is not in violation of its certificate of incorporation or bylaws.
(b)           The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Subscription Agreement and the certificate representing the Warrants. The execution, delivery and performance of this Subscription Agreement and the certificate representing the Warrants, the issuance and sale of the Units, the Common Stock, the Warrants and the Warrant Shares and the consummation of the other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly and validly executed and delivered this Subscription Agreement and the certificate representing the Warrants issuable to the Purchaser. This Subscription Agreement and the certificate representing the Warrants each constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect and (ii) general principles of equity.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(c)           Neither the execution, delivery and performance of this Subscription Agreement or the certificate representing the Warrants by the Company, nor the consummation of the transactions contemplated hereby or thereby, including the exercise of the Warrants in accordance with their terms and the issuance of Warrant Shares by the Company upon such exercise, will (i) conflict with or violate the certificate of incorporation or bylaws of the Company, or any resolution adopted by the stockholders or board of directors of the Company, (ii) result in (with or without notice or lapse of time or both) a breach or default under or create in any person the right to terminate, cancel, accelerate or modify, or require any notice, consent or waiver under, any contract or agreement to which the Company is a party or by which the Company or any of its properties or assets is otherwise bound or affected, (iii) result in the imposition of any lien or encumbrances on any of the properties or assets of the Company, (iv) violate any law, judgment or governmental authorization applicable to the Company or its business, properties or assets, or (v) require the Company to obtain any consent or governmental authorization or make any filing or registration with any governmental authority or other person, that would not, singly or in the aggregate, reasonably be expected to have a material adverse effect.
(d)           The attached schedule sets forth the authorized and issued and outstanding shares of Common Stock and outstanding Warrants of the Company as of the date of this Subscription Agreement. Except as set forth on the attached schedule, (i) there are no equity interests of any class of the Company, or any security exchangeable into or exercisable for such equity interests, authorized, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights or other contracts or agreements to which the Company is a party or by which the Company is bound obligating the Company to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such equity interests, or obligating the Company to grant, extend, accelerate the vesting of, change the price of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, contract or agreement. Except as set forth on the attached schedule, there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company. Except as set forth on the attached schedule, there are no contracts or agreements to which the Company or any affiliate of the Company is a party or by which the Company or any affiliate of the Company is bound with respect to the voting (including voting trusts or proxies), registration under the Securities Act or any foreign securities law, or the sale or transfer (including contracts or agreements imposing transfer restrictions) of shares of Common Stock or any other equity interests of the Company. Except as set forth on the attached schedule, no holder of indebtedness of the Company has any right to convert or exchange such indebtedness for any equity interest the Company. Except as set forth on the attached schedule, no holder of indebtedness of the Company has any rights to vote for the election of directors of the Company or to vote on any other matter. Except as set forth on the attached schedule, there are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any equity interests in the Company.

(e)           All of the shares of Common Stock are or have been, and all of the Warrant Shares, when issued, will be, duly authorized, validly issued, fully paid, nonassessable, not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right and have been or will be issued in compliance with all applicable laws.
(f)           Attached are correct and complete copies of the audited balance sheet of the Company as of December 31, 2015 and the related audited [statements of income and cash flows] for the fiscal year then ended (the “Financial Statements”). The Financial Statements were prepared in accordance with United States generally accepted accounting principles, consistently applied, and fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated therein. The financial books and records of the Company are accurate and complete in all material respects and have been maintained in accordance with sound business practices and an adequate system of internal controls. The Financial Statements are consistent in all material respects with the financial books and records of the Company. The Company does not have any material liabilities or obligations except (i) liabilities and obligations accrued for or reserved against in the Financial Statements and (ii) liabilities and obligations incurred in the ordinary course of business after the date of the most recent balance sheet included in the Financial Statements which are similar in nature and amount to the liabilities and obligations which arose during the comparable period of time in the immediately preceding fiscal period.
(g)           The information set forth in the Confidential Private Placement Memorandum dated as of January 11, 2016, as amended by Supplement No. 1 thereto dated as of March 31,
2016 and Supplement No. 2 thereto dated as of June 9, 2016, as of the dates thereof, respectively, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

6. Conditions to the Obligations of the Purchaser. Notwithstanding anything to the contrary in this Subscription Agreement, the obligations of the Purchaser to consummate the transactions contemplated by this Subscription Agreement are subject to receipt of the necessary approvals and certificates, acknowledging completion of required filings and actions, from the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange, or any local counterpart agencies thereof, and any other agencies of the People’s Republic of China as may be required in respect of the transactions contemplated hereby (the “Required PRC Regulatory Procedures”). The Purchaser shall use its reasonable endeavors to complete the Required PRC Regulatory Procedures as soon as possible after the date hereof. If the Required PRC Regulatory Procedures are not completed within 60 days of the execution of this Subscription Agreement (or such longer period as may be agreed between the parties), either party shall have the right to terminate this Subscription Agreement with notice to the other party, and upon such termination, the Purchaser shall have no further obligations hereunder.

7. Holdback Agreements. (a) Subject to paragraph (b) below, the Purchaser understands that (i) it shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Units purchased in this Offering, nor shall such Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units purchased in this Offering, (any of the foregoing under (i), a “Transfer”) until the SEC Effective Date (as defined below); provided, however, that the Purchaser shall be permitted to Transfer up to 25% of such shares of Common Stock included in the Units purchased in this Offering (the “Purchaser Common Stock”), held by it, as the case may be, at any time on or after the SEC Effective Date (as defined below), and (ii) following the SEC Effective Date (as defined below), it shall be entitled to Transfer up to an additional 25% of such Purchaser Common Stock, beginning at the end of each successive 90 day period thereafter, such that 270 days after the SEC Effective Date (as defined below), all shares of Purchaser Common Stock held by such Purchaser may be Transferred. The Purchaser hereby covenants and agrees that (x) it shall abide by the restrictions set forth above and (y) the Company shall be entitled to place “stop transfer” instructions with the Company’s transfer agent in compliance with the above restrictions. For purposes of this Section 7, and subject always to applicable provisions of Rule 144 of the Securities Act of 1933, as amended, and all other federal securities laws, the term “SEC Effective Date” shall mean the date on which the Securities and Exchange Commission has declared effective a registration statement on Form S-1 filed by the Company registering for resale certain securities that the Company sold to investors in private placement transactions consummated between April 2016 and September 2016; provided, that in the event the Company delivers a notice of redemption to the Purchasers of the Warrants (pursuant to the terms of such warrants) (the “Redemption Notice”), the restrictions set forth above shall terminate effective on the date of delivery of the Redemption Notice. Notwithstanding the foregoing, (i) the Purchaser may Transfer the Purchaser Common Stock, in whole or in part, to any affiliate of the Purchaser provided that such affiliate, as a condition to such Transfer, executes and delivers a written joinder to this Subscription Agreement in form and substance reasonably acceptable to the Company and (ii) the Purchaser will no longer be subject to the foregoing restrictions if (A) any director or officer of the Company ceases for any reason to be subject to substantially comparable restrictions.
(b) Notwithstanding Section 7(a) above, in the event the Closing Price of the Company’s Common Stock is $15.00 or above (as adjusted for any stock split, share dividends, share combinations, or the like) for 20 consecutive Trading Days, all Common Stock, including shares of Common Stock underlying the Warrants, shall be released from the holdback agreements of paragraph (a) above. The “Closing Price” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary eligible market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board or any tier of the OTC Markets, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; or (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported. “Trading Day” means (a) if the Common Stock is listed or quoted on an Approved Market, then any day during which securities are generally eligible for trading on the Approved Market, or (b) if the Common Stock is not then listed or quoted and traded on an Approved Market, then any business day. Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

8. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Aegis and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement. The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false representation or warranty, or misrepresentation or omission to state a material fact, by the Company herein or in any other document delivered in connection with this Subscription Agreement.
9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.
10. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought. Notwithstanding the foregoing, the Company may, at any time prior to the time of the closing of the sale of Units hereunder, modify this Subscription Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.
11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, or if not confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The Company and the Purchaser hereby consent to the delivery of communications and notices to such parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 11.

12. Assignability. Except as otherwise expressly provided herein, this Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.
13. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.
14. Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:
(a) Arbitration is final and binding on the parties.
(b) The parties are waiving their right to seek remedies in court, including the right to a jury trial.
(c) Pre-arbitration discovery is generally more limited and different from court proceedings.
(d) The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(f) All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Subscription Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.
15. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.
17. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.
18. Miscellaneous.
(a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.
(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.
(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NO FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS RECOMMENDED THESE SECURITIES. FURTHERMORE, NONE OF THE FOREGOING AUTHORITIES HAS CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THESE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM. INVESTORS SHOULD BE ABLE TO BEAR INDEFINITELY THE RISKS OF THEIR INVESTMENT AND TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR THE LAWS OF ANY FOREIGN JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC” OR THE “COMMISSION”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
THE SECURITIES WILL BE OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(A)(2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER AND OTHER EXEMPTIONS OF SIMILAR IMPORT IN THE LAWS OF THE STATES AND OTHER JURISDICTIONS WHERE THE OFFERING WILL BE MADE. AS SUCH, EACH PURCHASER OF THE INTERESTS OFFERED HEREBY MUST BE AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT.
THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON OR ENTITY TO WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION.

SPECIAL NOTICE TO FOREIGN INVESTORS
IF YOU LIVE OUTSIDE THE UNITED STATES, IT IS YOUR RESPONSIBILITY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE OF OUR SECURITIES, INCLUDING OBTAINING REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER REQUIRED LEGAL OR OTHER FORMALITIES.

EXECUTION COPY

PRIVATE PLACEMENT OFFERING OF
ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of Adgero Biopharmaceuticals Holdings, Inc.:

1.
Date and Fill in the dollar amount of Units being purchased and Complete and Sign the Signature Page to the Subscription Agreement (page 16).

2.
Initial the Accredited Investor Certification page attached to the Subscription Agreement (page 17-18).

3.
Complete and return the Investor Profile (page 19).

4.
Provide copies of the Purchaser’s organizational documents and appropriate resolutions adopted by the board of directors or similar governing body of Purchaser authorizing the transactions contemplated by this Subscription Agreement.

5.
Complete and Sign an appropriate Internal Revenue Service Form for U.S. Persons (form W-9, available at www.irs.gov) or for Non-U.S. Persons (form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, or W-8IMY, available at www.irs.gov), as applicable.

6.
E-mail all forms to Robert Bee at rbee@lowenstein.com and then send all signed original documents to:

Lowenstein Sandler LLP
65 Livingston Avenue
Roseland, New Jersey
Attention: Robert Bee

7.
Please wire funds directly to the account pursuant to the following instructions (unless other arrangements have been made); checks cannot be accepted:

Bank Name: Square One Bank
ABA Number:
A/C Name: Adgero Biopharmaceuticals Holdings, Inc.
A/C Number:
FBO: Investor Name
SSN/TIN
Address

EXECUTION COPY

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to help eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents that we need, we may not be able to effect any transactions for you.

EXECUTION COPY
ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $_________ of Units at a price of $5.00 per Unit (NOTE: to be completed by Purchaser) and, by execution and delivery hereof (return one (1) original), Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________                                 ______________________________
Print Name(s)                                                                Social Security Number(s)

___________________________                                  ______________________________
Signature(s) of Purchaser(s)                                         Signature

____________________________                                ______________________________
Date                                                                                Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, IRA or TRUST:

____________________________                                ______________________________
Name of Entity                                                              Federal Taxpayer
                    Identification Number

By:_________________________                                ______________________________
Name:                                                                 State of Organization
Title:

____________________________                                ______________________________
Date                                                                               Address

____________________________                                ______________________________
Fax Number                                                                  Email Address

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.

By:__________________________
         Authorized Officer

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial _______
I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______
I am a director or executive officer of Adgero Biopharmaceuticals Holdings, Inc.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______
The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______
The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Subscription Agreement.

Initial _______
The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______
The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______
The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______
The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______
An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______
A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______
A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.
Investor Profile (Must be completed by Investor)
Section A - Personal Investor Information
For All Purchasers
Certificate Title: ______________________________________________________________________________
Individual(s) executing this subscription: __________________________________________________________
Social Security Number(s) for all signatories / Entity Federal I.D. Number: _______________________________
Date(s) of Birth: ______________
Marital Status: ______________
Years Investment Experience: ______________

Check if you are a FINRA member or affiliate of a FINRA member firm: ____
Check Investment Objective(s) (See definitions on following page): ____Preservation of Capital ____Income
____Capital Appreciation ____Trading Profits ____Speculation ____Other (please specify)
The source of funds for this investment is my personal or my entity's assets  _____Yes   _____No

For Purchasers as Individual or as Joint Tenants, Tenants in Common, and Community Property
Annual Income(s): ___________________
Liquid Net Worth(s): _________________
Net Worth(s) (excluding value of primary residence): ________________
Select Tax Bracket(s): ____ 15% or below ____ 25% - 27.5% ____ Over 27.5%

For All Purchasers, by the Primary Contact
Home Street Address: ______________________________________________________________________
Home City, State & Zip Code: _______________________________________________________________
Home Phone: ___________________ Home Fax: _________________Home Email: ____________________
Employer: ___________________________________
Type of Business: _____________________________
Employer Street Address: ___________________________________________________________________
Employer City, State & Zip Code: ____________________________________________________________
Bus. Phone: _____________________Bus. Fax: ___________________Bus. Email: ____________________

For All Purchasers
If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.
If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.
Government-Issued Identification Document Number(s) and Jurisdiction(s):___________________________
Please provide a legible photocopy of your Identification Document(s) along with your subscription

Section B – Securities Delivery Instructions
____ Please deliver securities to the Employer Address listed in Section A.
____ Please deliver securities to the Home Address listed in Section A.
____ Please deliver securities to the following address: _____________________________________________

Section C –Wire Transfer Instructions
____ I will wire funds from my outside account according to the “Subscription Instructions” Page.

_________________________                                                                                                             ______________________
Investor Signature                                                                                                                               Date
_________________________                                                                                                             ______________________
Investor Signature                                                                                                                               Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, Adgero Biopharmaceuticals Holdings, Inc. cannot assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Adgero Biopharmaceuticals Holdings, Inc. assumes no responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase or sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other: Please specify.

EXECUTION COPY
EXHIBIT A

FORM OF INVESTOR WARRANT